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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23 (July 22)

BUCYRUS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-16715	39-0188050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P. O. BOX 500 1100 MILWAUKEE AVENUE SOUTH MILWAUKEE, WISCONSIN (Address of principal executive offices)		53172 (Zip Code)

Registrant's telephone number, including area code (414) 768-4000

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events and Regulation FD Disclosure

        On July 22, 2004, Bucyrus International, Inc. (the "Company") issued a press release announcing the pricing of its initial public offering. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 7.    Financial Statements and Exhibits

        (c)    Exhibits.

Exhibit 99.1	Press Release of the Registrant, dated July 22, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BUCYRUS INTERNATIONAL, INC.

	By:	/s/ CRAIG R. MACKUS Name: Craig R. Mackus Title: Chief Financial Officer, Controller and Secretary
Dated: July 23, 2004

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of the Registrant, dated July 22, 2004.

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURES
EXHIBIT INDEX